                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: December 9, 1996

                    CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1

    A New York                 Commission File             I.R.S. Employer
    Corporation                No. 333-08645               No. 13-7097632

                          c/o AT&T Capital Corporation
               44 Whippany Road, Morristown, New Jersey 07962-1983

                         Telephone Number (201) 397-3000

Item 5.  Other Events

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 12/9/96                         PAYMENT DATE:  12/16/96
COLLECTION PERIOD:  11/30/96


I.       INFORMATION REGARDING THE CONTRACTS

    1.   CONTRACT POOL PRINCIPAL BALANCE

         a.  Beginning of Collection Period                                             $3,004,463,028.17
         b.  End of Collection Period                                                   $2,893,304,616.17
         c.  Reduction for Collection Period                                            $  111,158,412.00

    2.   DELINQUENT SCHEDULED PAYMENTS

         a.  Beginning of Collection Period                                             $   33,116,672.34
         b.  End of Collection Period                                                   $   44,632,283.10

    3.   LIQUIDATED CONTRACTS

         a.  Number of Liquidated Contracts with respect to Collection Period             137
                                                                                        -----
         b.  Required Payoff Amounts of Liquidated Contracts                            $      637,422.49
         c.  Total Reserve for Liquidation Expenses                                     $            0.00
         d.  Total Liquidation Proceeds Received(1)                                     $       14,062.49
         e.  Liquidation Proceeds Allocated to Owner Trust                              $       13,010.54
         f.  Liquidation Proceeds Allocated to Depositor                                $        1,051.95
         g.  Current Realized Losses                                                    $      624,411.95

    4.   PREPAID CONTRACTS

         a.  Number of Prepaid Contracts with respect to Collection Period              1,175
                                                                                        ----
         b.  Required Payoff Amounts of Prepaid Contracts                               $   14,851,824.41
         c.  Current scheduled payments received                                        $      560,005.10
         d.  Remaining balance on Prepaid Contracts                                     $   14,291,819.31

    5.   PURCHASED CONTRACTS (BY TCC)

         a.  Number of Contracts Purchased by TCC with respect to Collection Period       29
                                                                                        ----
         b.  Required Payoff Amounts of Purchased Contracts                             $      295,238.33
         c.  Current scheduled payments received                                        $        6,020.26
         d.  Remaining balance on Prepaid Contracts                                     $      289,218.07


    (1) Net of any addition to reserve for liquidation expenses.







    6.   DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

                    ------------------------------------------------------------------------------------
                                                                                       % OF AGGREGATE
                       NUMBER OF            % OF              AGGREGATE REQUIRED       REQUIRED PAYOFF
                       CONTRACTS          CONTRACTS             PAYOFF AMOUNTS             AMOUNTS
                    ----------------- ------------------ ------------------------- ---------------------
a.   Current            255,858           94.85%             $ 2,879,353,047.22             95.34%

b.   31-60 days           9,758            3.62%                 105,442,056.75              3.49%

c.   61-90 days           2,866            1.06%                  25,060,146.34              0.83%

d.   91-120 days          1,227            0.45%                  10,124,154.75              0.34%

e.   120+ days               29            0.01%                     145,375.07              0.00%

f.   Total              269,738          100.00%             $ 3,020,124,780.13            100.00%

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 12/9/96                           PAYMENT DATE:  12/16/96
COLLECTION PERIOD: 11/30/96

    7.   HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

                                             --------------- ---------------   --------------- ----------------
                                                              3 COLLECTION      6 COLLECTION
                                                 NOV-96      PERIODS ENDING       PERIODS        CUMULATIVE
                                               COLLECTION        NOV-96            ENDING           SINCE
                                                 PERIOD                            NOV-96       CUT-OFF DATE
                                             --------------- ---------------   --------------- ----------------
a.   Number of Liquidated Contacts                137             201                  201            201

b.   Number of Liquidated                        0.049%         0.072%                0.072%          0.072%
     Contracts as a Percentage
     of Initial Contracts

c.   Required Payoff Amounts of               $  637,422.49   $  940,888.99    $  940,888.99    $ 940,888.99
     Liquidated Contracts

d.   Liquidation Proceeds Allocated           $   13,010.54   $   13,509.53   $    13,509.53     $ 13,509.53
     to Owner Trust

e.   Aggregate Current Realized               $  624,411.95   $  927,379.46    $   927,379.46   $ 927,379.46
     Losses

f.   Aggregate Current Realized                   0.020%            0.029%             0.029%          0.029%
     Losses as a Percentage of
     Cut-off Date Contract Pool
     Principal Balance




8.       HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

----------------------------------------------------------------------------------------------------------------------------------
                REQUIRED                   REQUIRED                     REQUIRED                       REQUIRED
                 PAYOFF        % OF         PAYOFF         % OF          PAYOFF          % OF           PAYOFF           % OF
               AMOUNTS OF    AGGREGATE    AMOUNTS OF     AGGREGATE     AMOUNTS OF      AGGREGATE      AMOUNTS OF       AGGREGATE
               CONTRACTS     REQUIRED     CONTRACTS      REQUIRED      CONTRACTS       REQUIRED        CONTRACTS       REQUIRED
COLLECTION     31-60 DAYS     PAYOFF      61-90 DAYS      PAYOFF       91-120 DAYS      PAYOFF         120+ DAYS        PAYOFF
 PERIODS        PAST DUE      AMOUNTS      PAST DUE      AMOUNTS        PAST DUE        AMOUNTS        PAST DUE         AMOUNTS
----------------------------------------------------------------------------------------------------------------------------------
11/30/96    $105,442,056.75     3.49%    $25,060,146.34     0.83%      $10,124,154.75        0.34%        $145,375.07        0.00%
10/31/96    $ 90,568,685.26     2.90%    $19,875,223.07     0.64%      $   307,511.07        0.01%        $307,511.07        0.01%




CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 12/9/96                           PAYMENT DATE:  12/16/96
COLLECTION PERIOD: 11/30/96


II.  INFORMATION REGARDING THE SECURITIES

    1.   SUMMARY OF BALANCE INFORMATION

------------------------- ---------------- --------------------- -------------- --------------      ---------------
                                            PRINCIPAL BALANCE    CLASS FACTOR      PRINCIPAL          CLASS FACTOR
                              COUPON        AS OF DECEMBER 15,       AS OF        BALANCE AS OF    AS OF NOVEMBER 15
                               RATE                1996          DECEMBER 15,      NOVEMBER 15,          1996
         CLASS                                 PAYMENT DATE          1996              1996           PAYMENT DATE
                                                                 PAYMENT DATE     PAYMENT DATE
------------------------- ---------------- --------------------- -------------- ---------------     ---------------
a.   Class A-1 Notes            5.60%      $   868,844,748.48     0.772306      $ 980,751,600.94      0.87177920

b.   Class A-2 Notes            5.95%      $   695,000,000.00     1.000000      $ 695,000,000.00      1.00000000

c.   Class A-3 Notes            6.11%      $   659,000,000.00     1.000000      $ 659,000,000.00      1.00000000

d.   Class A-4 Notes            6.28%      $   400,220,000.00     1.000000      $ 400,220,000.00      1.00000000

e.   Class B Notes              6.57%      $   178,500,000.00     1.000000      $ 178,500,000.00      1.00000000

f.   Equity Certificates        6.75%      $   121,479,062.08     0.952707      $ 124,113,512.03      0.97336809

g.   Total                      N.A.       $ 2,923,043,810.56     0.917687     $3,037,585,112.97      0.95364723







    2.   MONTHLY PRINCIPAL AMOUNT

        a.  Principal Balance of Notes and Equity Certificates
            (End of Collection Period)                                                   $3,037,585,112.98

        b.  Contract Pool Principal Balance (End of Collection Period)                   $2,893,304,616.17

        c.  Monthly Principal Amount                                                     $  144,280,496.81

    3.   GROSS COLLECTIONS

        a.  Scheduled Payments Received                                                  $ 117,821,254.76

        b.  Liquidation Proceeds Allocated to Owner Trust                                $      13,010.54

        c.  Required Payoff Amounts of Prepaid Contracts                                 $  14,291,819.31

        d.  Required Payoff Amounts of Purchased Contracts                               $     289,218.07

        e.  Proceeds of Clean-up Call                                                    $              -

        f.  Investment Earnings on Collection Account and Note Distribution Account            368,883.09

        g.  Extension Fees Allocated to Owner Trust                                      $      34,967.12

        h.  Total Gross Collections (sum of (a) through (g))                             $ 132,819,152.89

    4.   DETERMINATION OF AVAILABLE FUNDS

        a.  Total Gross Collections                                                      $ 132,819,152.89

        b.  Withdrawal from Cash Collateral Account                                      $              -

        c.  Total Available Funds                                                         $ 132,819,152.89


CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 12/9/96                           PAYMENT DATE:  12/16/96
COLLECTION PERIOD: 11/30/96



5.   APPLICATION OF AVAILABLE FUNDS

    --------------------------------- -------------------------------- --------------------------------
                  ITEM                            AMOUNT                  REMAINING AVAILABLE FUNDS
    --------------------------------- -------------------------------- --------------------------------
     a.   Total Available Funds                                                $   132,819,152.89

     b.   Servicing Fee                         $3,129,648.99                      129,689,503.90

     c.   Interest on Notes:

          i)   Class A-1 Notes                   4,576,840.80                      125,112,663.10

          ii)  Class A-2 Notes                   3,446,041.67                      121,666,621.43

          iii) Class A-3 Notes                   3,355,408.33                      118,311,213.10

          iv)  Class A-4 Notes                   2,094,484.67                      116,216,728.43

          v)   Class B Notes                       977,287.50                      115,239,440.93

     d.   Interest on Equity                       698,138.50                      114,541,302.43
          Certificates

     e.   Principal of Notes and
          Equity Certificates:

          i)   Class A-1 Notes                 111,906,852.47                        2,634,449.96

          ii)  Class A-2 Notes                           -                           2,634,449.96

          iii) Class A-3 Notes                           -                           2,634,449.96

          i)   Class A-4 Notes                           -                           2,634,449.96

          v)   Class B Notes                             -                           2,634,449.96

          vi)  Equity Certificates               2,634,449.96                                   -

     f.   Deposit to Cash                               -                                       -
          Collateral Account
     G.   Amount to be applied in                       -                                       -
          accordance with CCA
          Loan Agreement
     H.   Balance, if any, to Equity                    -                                       -
          Certificates




CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 12/9/96                           PAYMENT DATE:  12/16/96
COLLECTION PERIOD: 11/30/96



III.     INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

    1.   BALANCE RECONCILIATION

     ---------------------------------------------------    ---------------------------
                                                                  DECEMBER 1996
                            ITEM                                   PAYMENT DATE
     ---------------------------------------------------    ---------------------------
     a. Available Cash Collateral Amount (Beginning)               $ 207,040,000

     b. Deposits to Cash Collateral Account                                    0

     c. Withdrawals from Cash Collateral Account                               0

     d. Releases of Cash Collateral Account Surplus                            0
        (Excess, if any of (a) plus (b) minus (c)  over (f))

     e. Available Cash Collateral Amount (End)                     $ 207,040,000
        (Sum of (a) plus (b) minus (c) minus (d))

     f. Requisite Cash Collateral Amount                           $ 207,040,000

     g. Cash Collateral Account Shortfall                                      0
        (Excess, if any, of (f) over (e))

    2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT

     a. For Payment Dates from, and including, the November 1996 Payment Date to, and including, the October 1997
        Payment Date

        1) Initial Cash Collateral Amount                          $ 207,040,000

     b. For Payment Dates from, and including, the November 1997 Payment Date until the Final Payment Date, the sum of

        1) 8% of the Contract Pool Principal Balance

        2) The Aggregate Principal Balance of the Notes
           and the Equity Certificate Balance less the
           Contract Pool Principal Balance                       $

        3) Total                                                 $

     c. Floor equal to the lesser of
        1) 2% of Cut-Off Date Contract Pool Principal
           Balance ($63,704,600); and
        2) the Aggregate Principal Balance of the Notes
            and the Equity Certificate Balance                   $    63,704,600

     d. Requisite Cash Collateral Amount                         $   207,040,000


    3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS

         a. Interest Shortfalls                                  $

         b. Principal Deficiency Amount                          $

         c. Principal Payable at Stated Maturity Date of         $
             Class of Notes or Equity Certificates

         d. Total Cash Collateral Account Withdrawals            $

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 12/9/96                           PAYMENT DATE:  12/16/96
COLLECTION PERIOD: 11/30/96




IV.  INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES


-------------------   ---------------  --------------    --------------- -------------  ----------------  --------------
   DISTRIBUTION         CLASS A-1         CLASS A-2        CLASS A-3      CLASS A-4        CLASS B          EQUITY
     AMOUNTS              NOTES            NOTES            NOTES          NOTES            NOTES          CERTIFICATES
-------------------   ---------------   --------------   --------------- -------------  ---------------- --------------
1. Interest Due        $  4,576,840.80   $3,446,041.67   $3,355,408.33   $2,094,484.67    $ 977,287.57    $ 698,138.51

2. Interest Paid       $  4,576,840.80   $3,446,041.67   $3,355,408.33   $2,094,484.67    $ 977,287.57    $ 698,138.51

3. Interest Shortfall        $0               $0              $0              $0               $0           $0
    ((1) minus (2))

4. Principal Paid      $111,906,852.47        $0              $0              $0               $0         $ 2,634,449.96

5. Total Distribution  $116,483,693.26   $3,446,041.67   $3,355,408.33   $2,094,484.67    $ 977,287.57    $ 3,332,588.46
   Amount
  ((2) plus (4))

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE: 12/9/96                           PAYMENT DATE:  12/16/96
COLLECTION PERIOD: 11/30/96




V.   INFORMATION REGARDING OTHER POOL CHARACTERISTICS

----------------------------------       -------------------------------  -------------------------
                                               AS OF END OF NOV-96          AS OF END OF OCT-96
              ITEM                              COLLECTION PERIOD            COLLECTION PERIOD
----------------------------------        ------------------------------- --------------------------
1.   ORIGINAL CONTRACT CHARACTERISTICS

    a. Original Number of Contracts                        280,634

    b. Cut-Off Date Contract Pool Principal         $3,185,229,329
       Balance

    c. Original Weighted Average Remaining             38.6 months
        Term

    d. Weighted Average Original Term                  56.1 months


2  CURRENT CONTRACT CHARACTERISTICS

    a. Number of Contracts                                 269,738                  275,537

    b. Average Contract                                 $10,726.35                 $10,904.03
       Principal Balance

    c. Weighted Average Remaining Term                        37.2                  37.8

                              Servicer Certificate

     The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, The Chase Manhattan Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on DECEMBER 16, 1996.

     This Certificate shall constitute the Servicer's Certificate as required by
Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

GLENN A. VOTEK
-----------------------------
GLENN A. VOTEK
VICE PRESIDENT & TREASURER

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               AT&T CAPITAL CORPORATION


                                               Ramon Oliu, Jr.
                                               ------------------------------
                                           By: Ramon Oliu, Jr.
                                               Vice President and Controller

December 26, 1996